Non-cash Transactions	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Non-cash Transactions [Text Block]
14.	Non-cash Transactions

Investing and financing activities that do not have a direct impact on current cash flows are excluded from the consolidated statements of cash flow. There were no non-cash transactions during the years ended December 31, 2017, and 2015.

During 2016, the Company entered into a debt settlement agreement whereby the aggregate amount of $374,072 owed by the Company to certain creditors was settled by the issuance of 719,368 units. Each unit consists of one common share of the Company and one share purchase warrant, with each Warrant entitling the holder to purchase one additional share for a period of two years at a price of $1.10 per share.